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                                                                            ***

                                                                   EXHIBIT 10.14

                     CORSAIR/*** PATENT LICENSE AGREEMENT
                     ------------------------------------

     This CORSAIR/*** PATENT LICENSE AGREEMENT ("Agreement") is effective as of *** , ("Effective Date") by and between the Parties,

                      ***                 ("LICENSOR"), a
          corporation organized and existing under the laws of the State of
          *** and having its principal place of business at     ***        ,
               *** , and

     CORSAIR COMMUNICATIONS, INC. ("LICENSEE"), a corporation organized and existing under the laws of the State of Delaware and having a principal place of business at 207 Java Drive, Sunnyvale, California 94089.

                                   RECITALS
                                   --------

     0.1  WHEREAS,      ***      Patent            ***        issued    ***
with inventor     ***           and entitled                 ***
         ***  .

     0.2  WHEREAS, LICENSOR has obtained all rights to license and enforce the
***   ***.

     0.3  WHEREAS, LICENSOR believes the    ***     has commercial potential in
   ***      including                  ***
    ***   , and in other         ***      .

     0.4                               ***
     ***          .

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                                                                            ***

     0.5  WHEREAS, LICENSEE is desirous of acquiring and LICENSOR is desirous of
granting a      ***  ,             ***           license under the      ***   .

     NOW THEREFORE, for the mutual promises and other good and valuable consideration set forth, the Parties agree to the terms and conditions as follows:

                              TERM AND CONDITIONS
                              -------------------
                                   ARTICLE 1
                                   ---------

     1. DEFINITIONS. Terms defined in this ARTICLE 1, and elsewhere in this Agreement, shall have the same meaning throughout the Agreement and will appear in singular or plural form as the context indicates.

          1.1  "     ***   " means       ***     Patent No.     ***   and any
     reissues, extensions, reexaminations, or renewals thereof.

          1.2 "Cellular Service" means a service in which a plurality of Cell Sites, each covering a different limited geographic region, are established for wireless communication, each Cell Site for communication with a plurality of transmitters within the geographic region of the Cell Site.
     ***
     *** .

          1.3 "Cell Site" means any physical location containing installed wireless receiver equipment for receiving transmitter signals from transmitters in a limited geographic region where the transmitter signals are processed in connection with Cellular Service.

                                       2

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                                                                            ***

          1.4  "Unit" means any and all equipment, including hardware and/or
     software, for a Cell Site that operates for                ***
     in accordance with the claims of the             ***   .

          1.5  "Territory" means the             ***        including        ***
     where  *** Patents have effect.

          1.6 "Disposition" means delivery of a Unit in connection with a sale, lease, license or other marketing of a Unit.

                                   ARTICLE 2
                                   ---------

     2.   LICENSE.

          2.1  LICENSOR hereby grants to LICENSEE a    ***       ,           ***
            ***          license under the       ***            as follows:
             2.1.1  to      ***                Units for the      ***
            ***      and in connection therewith to practice any method,
             2.1.2  to       ***                 Units in the      ***
            ***      and in connection therewith to practice any method, and
             2.1.3  to               ***                     and/or
            software, Units in the     ***        and in connection therewith to
            practice any method.

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                                                                            ***

          2.2 LICENSEE shall have the right, without further payment to LICENSOR, to extend to remarketers of Units from LICENSEE, the license granted to LICENSEE under Section 2.1.2.

          2.3 LICENSEE shall have the right, without further payment to LICENSOR, to extend to users of Units obtained from LICENSEE, directly or through remarketers, the license granted to LICENSEE under Section 2.1.3.

          2.4  Except as provided in this Section 2 and Section 7.2.2, LICENSEE
shall have                  ***                         the licenses granted
under this Agreement without the express written consent of LICENSOR and
LICENSOR shall retain the    ***    right to decide whether to permit such
sublicense, assignment or other transfer by LICENSEE.

          2.5  LICENSOR         ***           to the     ***    , subject to the
license granted to LICENSEE under this Agreement.

                                   ARTICLE 3
                                   ---------
  3.  PAYMENT

          3.1  On the Effective Date, LICENSEE shall pay LICENSOR        ***
                   ***                    .

                                   ARTICLE 4
                                   ---------

  4.      REPRESENTATIONS, WARRANTIES AND COVENANTS.

          4.1  LICENSOR represents, warrants and covenants to LICENSEE that:

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                                                                            ***

          4.1.1  It is a corporation duly organized, validly existing and in
     good standing under the laws of the State of      ***.

          4.1.2 It has the corporate authority to own its own assets and properties and to carry on its business as now being and heretofore conducted.

          4.1.3  The execution, delivery and performance of this Agreement

               4.1.3.1 has been duly authorized and does not violate its certificate of incorporation, bylaws or similar governing instruments or applicable law; and

               4.1.3.2 will not, with the passage of time, materially conflict with or constitute a breach of any other agreement, judgment or instrument to which LICENSOR is a party or by which LICENSOR is bound.

          4.1.4  It is the         ***       of the    ***       and has the
     consent of ***, the inventor, to enter into this Agreement.

          4.1.5  Nothing in this Agreement shall be deemed to be a
     representation or warranty by LICENSOR of the validity of the    ***    or
     its accuracy, safety, merchantability or usefulness for any purpose, of any technical information, techniques, or practices at any time made available by

     LICENSOR to LICENSEE.

          4.1.6       ***    and LICENSOR together own all right, title and
     interest in the     ***       and no other person or entity has, or has
     made, any claim of ownership or other interest in the       *** .

          4.1.7  Other than the       ***  , neither LICENSOR nor     ***

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                                                                            ***

     have any ownership or other right, title or interest in any patent or application therefor that has claims that might cover equipment, including
     hardware and/or software, for a         *** or any     *** .

          4.1.8  The REPRESENTATIONS AND WARRANTIES OF     ***
        ***  are attached hereto and are an integral part of this Agreement.

     4.2  LICENSEE represents, warrants and covenants to LICENSOR that:

          4.2.1 It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          4.2.2 It has the corporate authority to own its own assets and properties and to carry on its business as now being and heretofore conducted.

          4.2.3  The execution, delivery and performance of this Agreement:

               4.2.3.1 has been duly authorized and does not violate its certificate of incorporation, bylaws or similar governing instruments or applicable law; and

               4.2.3.2 will not, with the passage of time, materially conflict with or constitute a breach of any other agreement, judgment or instrument to which LICENSEE is a party or by which LICENSEE is bound.

                                   ARTICLE 5
                                   ---------

     5.   PATENT INFRINGEMENT AND PATENT RENEWAL COSTS.

          5.1        ***    shall be solely responsible for the payment of all
costs and legal expenses in pursuing any action to recover damages for infringement, violation or

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                                                                            ***

challenges to the     ***  .

          5.2       ***    shall control any litigation, dispute, cause of
action, affirmative defense or other legal remedy pertaining to any third party
infringement or challenge to the      ***     , including but not limited to,
all decisions relating to compromise or settlement.

          5.3      ***  shall, to the extent that it is successful in recovering
damages for infringement of the    ***  , be solely entitled to any recovery of
damages, costs and expenses recovered by *** for infringement of the       ***
in the Territory.

          5.4        ***      shall be solely responsible for paying all patent
fees, including renewal fees, and related expenses for securing and maintaining
the      ***  .

                                   ARTICLE 6
                                   ---------
     6.   TERM

          6.1  The term of this Agreement shall commence on the Effective Date
and terminate upon the expiration of the     *** .

          6.2 The waiver by LICENSOR of any single breach or default by LICENSEE, or of any successions of breaches or defaults, shall not be construed as a wavier of any similar breach or default by LICENSEE or any other breach or default of any other provisions of this Agreement.

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                                   ARTICLE 7
                                   ---------

  7. GENERAL PROVISIONS.

     7.1  PATENT MARKING AND NOTICE:  Units having a Disposition under this
          -------------------------
Agreement shall bear the notice "Licensed under     ***       ".

     7.2  ASSIGNMENT:
          ----------

          7.2.1 This Agreement and the license granted herein under the *** ***, shall inure to the benefit of and be binding upon LICENSOR'S successors or assigns.

          7.2.2  This Agreement and the licenses granted herein     ***
             ***              the          ***          of       ***
     in connection with a                         ***
     which relates to   ***.

     7.3  NOTICES:  All notices, requests, demands or other communications to or
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from the respective Parties required or permitted to be given under this
Agreement shall be in writing and shall be deemed to have been received when delivered in person or sent by registered or certified mail, return receipt requested, postage and registration or certification fees prepaid, or sent by a reliable overnight delivery service providing a receipt evidencing such delivery, to the recipient at its address given above or at such other address as hereafter shall be furnished by a notice sent in like manner to such address by the other.

     7.4  NO WAIVER:  No modification, limitation, waiver, termination,
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rescission, discharge or cancellation of this Agreement or any provision thereof shall be binding on

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a Party to be bound unless in writing and signed by the Party to be bound.

     7.5  ENTIRE AGREEMENT:  This Agreement constitutes the entire agreement
          ----------------
between the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral and written, of the Parties concerning the subject matter hereof.

     7.6  EXECUTION IN COUNTERPARTS:  This Agreement is executed in two
          -------------------------
counterparts, each of which when executed shall be deemed to be an original and both counterparts shall constitute one and the same agreement.

     7.7  CONFIDENTIALITY: The Parties shall maintain the terms and conditions
          ---------------
of this Agreement in strict confidence except that either Party may disclose information concerning this Agreement to the extent required by law or by order of any court of competent jurisdiction.

     7.8  ARBITRATION:  Other than for matters relating to the scope and/or
          -----------
validity of the      ***   , the Parties shall submit all disputes arising out
of the interpretation of this Agreement to binding arbitration.

          7.8.1  Any arbitration will be in the        ***       before a panel
     of three (3) Arbitrators certified by the American Arbitration Association and conducted under its rules, with any decision thereunder to be final and nonappealable.

          7.8.2  All costs of arbitration shall be paid by         ***     . The
     award shall be binding and conclusive and may be sued on or enforced by the prevailing party in any court of competent jurisdiction.

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               7.8.3  The prevailing party in any arbitration shall recover all costs and reasonable attorney's fees, including attorney's fees for services rendered on appeal.

     7.9  PATENT DISPUTES:  Any dispute involving the scope and/or validity of
          ---------------
the      ***     shall only be brought in the                      ***
or in a    ***  court of competent jurisdiction.

     IN WITNESS WHEREOF, the Parties have hereunto set their hands and seals.


By:  ***



By:/s/ Mary Ann Byrnes
   -----------------------------------------------------
       MARY ANN BYRNES, as President
       of CORSAIR COMMUNICATIONS, INC. (LICENSEE)

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                                                                             ***

REPRESENTATIONS AND WARRANTIES OF  ***

     1.  I,     *** , represent and warrant that,

            1.1  I am the inventor of and sole owner of     ***
                        ***        ;

            1.2  I have granted exclusive rights under the     ***   to
                                         ***              and
                 under such rights  *** has the right to enter into the    ***
                          ***        set forth above;

            1.3  Other than to  ***, I have not granted any rights in or under
                 the     ***   to any person or entity;

            1.4  I am not aware that any claim has been made adverse to my
                 ownership of or my right to license the       ***  ;

            1.5  I consent to   ***  entering into the            ***
                        ***      and to the terms and conditions thereof as set
                 forth above.


          ***


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